UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
January 29, 2007
CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement and the Trust Agreement, each dated as of January 1, 2007, providing for the issuance of Chase Mortgage Finance Trust Multi-Class Mortgage Pass-Through Certificates, Series 2007-S1)
Chase Mortgage Finance Trust Series 2007-S1

(Issuing Entity)
Chase Mortgage Finance Corporation

(Depositor)
Chase Home Finance LLC

(Sponsor)
Chase Mortgage Finance Corporation

(Registrant)

Delaware	333-130223	52-1495132

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 Wood Avenue South, 3rd Floor Iselin, New Jersey		08830

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (732) 205-0600
No Change

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
POOLING & SERVICING AGREEMENT DATED JANUARY1, 2007
MORTGAGE LOAN SALE AGREEMENT DATED JANUARY 1, 2007
TRUST AGREEMENT DATED JANUARY 1, 2007

     Item 8.01. Other Events
     The Registrant registered issuances of Chase Mortgage Finance Trust Series 2007-S1 Multi-Class Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130223 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $430,278,180 in aggregate principal amount Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-X, Class A-P, Class A-R, Class A-M, Class M-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates of its Chase Mortgage Finance Trust Series 2007-S1 Multi-Class Mortgage Pass-Through Certificates, Series 2007-S1 on January 29, 2007.
     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 27, 2006, as supplemented by the Prospectus Supplement, dated January 26, 2007 (collectively, the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.
     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement or a Trust Agreement, attached hereto as Exhibits 4.1 and 99.2, respectively. The Pooling and Servicing Agreement is dated as of January 1, 2007, by and among Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer, JPMorgan Chase Bank, N.A., as custodian and The Bank of New York Trust Company, N.A., as paying agent and trustee. The Trust Agreement is dated as of January 1, 2007, by and among Chase Mortgage Finance Corporation, as depositor and The Bank of New York Trust Company, N.A., as paying agent and trustee. The Certificates (consisting of the classes listed above) evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed rate, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $430,278,182 as of January 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
     The Mortgage Loan Sale Agreement, dated as of January 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation is attached hereto as Exhibit 99.1.
     Item 9.01. Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits:

4.1	Pooling and Servicing Agreement, dated as of January 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

99.1	Mortgage Loan Sale Agreement, dated as of January 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.

99.2	Trust Agreement, dated as of January 1, 2007, among Chase Mortgage Finance Corporation, as Depositor and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE MORTGAGE FINANCE CORPORATION
By:	/s/ Bruce Friedman
	Name:	Bruce Friedman
	Title:	Authorized Signatory

Dated: February 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Pooling and Servicing Agreement, dated as of January 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

99.1	Mortgage Loan Sale Agreement, dated as of January 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.

99.2	Trust Agreement, dated as of January 1, 2007, among Chase Mortgage Finance Corporation, as Depositor and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.